P R O S P E C T U S January 31, 2020
Ziegler Senior Floating Rate Fund

Class A	ZFLAX

Class C	ZFLCX

Institutional Class	ZFLIX
A series of Trust for Advised Portfolios (the “Trust”)
The Ziegler Senior Floating Rate Fund seeks total return, comprised of current income and capital appreciation. The Ziegler Senior Floating Rate Fund currently offers three classes of shares. The classes differ only in their ongoing fees and investment eligibility requirements.
Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Ziegler Senior Floating Rate Fund (the "Fund") invests and the services it offers to shareholders.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.zcmfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 833-777-1533 or by sending an e-mail request to letters@zieglercap.com.
You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund, you can call the Fund toll-free at 833-777-1533 or send an e-mail request to letters@zieglercap.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION
Investment Objective
The Ziegler Senior Floating Rate Fund (the “Fund”) seeks total return, comprised of current income and capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Fund. You may qualify for a sales charge waiver if you or your family invest, or agree to invest in the future, at least $1,000,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 20 under the heading “Qualifying for a Reduced Class A Sales Charge” and in the Fund’s statement of additional information (“SAI”) on page 27 under the heading “Sales Charge Waivers and Reductions.”

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A		Class C		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares or current market value, whichever is less)	1.00%	(1)	1.00%	(2)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None		None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	1.00%		None		None
Exchange Fee	None		None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional Class
Management Fees	0.65%	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.42%	0.43%	0.44%
Total Annual Fund Operating Expenses(3)	1.32%	2.08%	1.09%
Less: Fee Waiver and/or Expense Reimbursement(4)	-0.32%	-0.33%	-0.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	1.75%	0.75%

(1)
Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors.

(2)	There is a maximum deferred sales charge of 1.00% if you redeem within 1 year of purchase. This charge is waived for certain investors.

(3)
Total annual fund operating expenses include 0.01% in acquired fund fees and expenses and therefore do not correlate to "Ratio of expenses - Before fees waived / reimbursed by the Adviser" provided in the Financial Highlights

(4)
Pursuant to a contractual fee waiver and reimbursement agreement, Ziegler Capital Management, LLC (the “Adviser”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, and extraordinary expenses) in order to limit the total annual fund operating expenses to 0.99%, 1.74%, and 0.74% of average daily net assets of the Fund’s Class A, Class C, and Institutional Class shares, respectively (the “Expense Caps”). The Expense Caps will remain in effect through at least January 31, 2021 and may be terminated only by the Trust’s Board of Trustees (the “Board”). The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to, if different, the Expense Cap at the time of waiver/payment or the Expense Cap at the time of recoupment, whichever is lower.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then either hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period; incorporates front-end sales charge)	$523	$795	$1,088	$1,921
Class C (with redemption at end of period)	$278	$620	$1,088	$2,384
Class C (without redemption at end of period)	$178	$620	$1,088	$2,384
Institutional Class (with or without redemption at end of period)	$77	$313	$568	$1,298

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2019, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans, other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments.
A senior secured loan is considered “senior” because, in the event of the borrower’s bankruptcy, the holder of the instrument is paid before other parties. A senior secured loan is “secured” because the loan is collateralized with assets that can be sold to repay the holder if necessary. Even though senior debt holders are in line to be repaid first in the event of bankruptcy, they will not necessarily receive the full amount they are owed. “Floating rate” instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index, typically 1-month or 3-month London Interbank Offered Rate (“LIBOR”).
The Fund’s strategy has a duration of approximately 90 days and, as a result, a one percent increase in interest rates would have a minimal direct effect on the prices of the Fund’s holdings. Duration measures a bond’s or portfolio’s sensitivity to interest rate changes and is expressed as a measure of time. The longer the duration is, the greater the risk. For example, if a portfolio has a duration of 5 years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the portfolio. Shorter duration results in lower expected volatility.
Floating rate loans are generally purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the lending agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan. An assignment is a transfer of debt, and all the rights and obligations associated with it, from a creditor to a third-party, in order to improve the creditor’s liquidity and/or to reduce its risk exposure. A participation permits investors to buy portions of an outstanding loan or package of loans, and holders to participate, on a pro rata basis, in collecting interest and principal payments.

The Fund may, but does not currently, use leverage, which is the use of borrowed capital for investment purposes with the expectation that the profits made will be greater than the interest payable, in an effort to maximize its return through borrowing, generally from banks. The Fund may borrow in an amount of up to 33.33% of the Fund’s total assets after such borrowing.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade (sometimes referred to as “high yield” or “junk”). Investment grade securities are: (1) securities rated BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), (2) securities with comparable short-term NRSRO ratings, or (3) unrated securities determined by Pretium Credit Management, LLC (the “Sub-Adviser” or “Pretium”) to be of comparable quality at the time of purchase.
The Fund invests in loans and debt securities as determined by the Sub-Adviser. The Sub-Adviser performs its own independent credit analysis on each borrower and on the collateral securing each loan. The Sub-Adviser considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.
The Fund may invest in floating rate loans and/or floating rate debt securities of non-U.S. borrowers or issuers; in those situations, the Fund will only invest in such loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars. The Fund may invest in defaulted or distressed loans and loans to bankrupt companies. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid, although the Fund may invest no more than 15% of its net assets in illiquid securities.
The Fund may also invest up to 15% of its net assets in collateralized loan obligations (“CLOs”), which are securitized debt instruments backed solely by a pool of floating rate loans and other debt securities. The Fund will maintain a cash balance and has established a line of credit to meet shareholder redemptions and short-term liquidity needs.
Principal Investment Risks
Investors in the Fund may lose money. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. There are risks associated with the types of securities in which the Fund invests. These risks include:
Bank Loans and Senior Loans Risk
Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.
Borrowing and Leverage Risk
Borrowing money to buy securities exposes the Fund to leverage because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause the Fund to incur interest expenses and other fees.
CLO Risk
CLOs are typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from CLOs are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches as well as market anticipation of defaults
Counterparty Risk

Counterparty risk arises upon entering into borrowing arrangements and over-the counter contracts such as swaps and is the risk from the potential inability of counterparties to meet the terms of their contracts.
Credit Risk
The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments. An issuer’s securities may decrease in value if its financial strength weakens which may reduce its credit rating and possibly its ability to meet its contractual obligations.
Defaulted Debt Securities Risk
Investing in defaulted debt securities is speculative and involves substantial risks. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and the Fund could lose up to its entire investment. Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund. Such investments can result in a total loss of principal.
Floating Rate Securities Risk
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as the LIBOR. Floating rate securities are subject to interest rate risk and credit risk.
Foreign Securities Risk
Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.
High Yield Securities Risk
High yield debt obligations (or junk bonds) are speculative investments that are usually issued by highly indebted companies, which means there is an increased risk that these companies might not generate sufficient cash flow to pay their debts. Consequently, high yield securities and loans entail greater risk of loss of principal than securities and loans that are rated investment grade.
Illiquid Investment Risk
Illiquid assets held by the Fund may be difficult to sell particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a price that is less than the price at which it is valued and/or at a loss relative to its cost.
Inflation Risk
Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power.
Interest Rate Risk
Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). An increase in interest rates may result in a decrease in the value of debt securities held by the Fund. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates than fixed income securities with shorter duration.
Investment Risk
When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
LIBOR Transition Risk
LIBOR is expected to be phased out by the end of 2021. While the effect of the transition cannot yet be determined, moving to a new benchmark may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. Multiple financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting that could affect the functioning, liquidity and value of instruments that reference LIBOR.
Loan Interests Risk
The Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. To assist with cash management and liquidity, the Fund will maintain a cash balance and is seeking to establish a line of credit facility.
Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. The Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower.
In addition, loans may not be considered securities and, therefore, the Fund may not have the protections of the federal securities laws with respect to its holdings in such loans.
Manager Risk
The Fund is an actively managed portfolio. The Sub-Adviser’s practices and investment strategies may not work to produce the desired results.
Market Risk
The prices of the securities in which the Fund invests may decline for a number of reasons including market responses to economic and political developments.
Regulatory Risk
Changes in government regulations may adversely affect the value of a security.
Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s Institutional Class performance from year to year. The table illustrates how the Fund’s average annual returns for the period indicated compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is posted on the Fund’s website www.zcmfunds.com or by calling the Fund toll-free at 833-777-1533.
Calendar year ended December 31,
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 3.28% for the quarter ended March 31, 2019, and the lowest quarterly return was -2.63% for the quarter ended December 31, 2018.
Average Annual Total Returns
For the Periods Ended December 31, 2019

Institutional Class	1 Year	Since Inception April 1, 2016
Return Before Taxes	6.71%	5.04%
Return After Taxes on Distributions	4.32%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	3.95%	2.96%
Class A
Return Before Taxes	1.91%	3.57%
Class C
Return Before Taxes	4.62%	4.00%
Credit Suisse Leveraged Loan Index
(reflects no deduction for fees, expenses, or taxes)	8.17%	5.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional; after-tax returns for Class A and Class C will vary to the extent they have different expenses.
In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser	Portfolio Manager	Years Managing the Fund
Ziegler Capital Management, LLC	Scott Roberts	Since 2016 Inception
Sub-Adviser	Portfolio Managers	Years Managing the Fund
Pretium Credit Management, LLC	George Marshman	Since 2016 Inception
	Roberta Goss	Since September 2019
	Gil Tollinchi	Since July 2019
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to Ziegler Senior Floating Rate Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 833-777-1533, by wire transfer, or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

	Class A	Class C	Institutional Class
Regular Accounts
Minimum Initial Investment	$1,000	$1,000	$1,000,000
Minimum Subsequent Investment	$100	$100	No Minimum
Individual Retirement Accounts
Minimum Initial Investment	$250	$250	Not Available
Minimum Subsequent Investment	$100	$100	Not Available
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
The Fund seeks total return, comprised of current income and capital appreciation. The Fund’s objective is not fundamental, and it may be changed without shareholder approval. The Fund will provide shareholders at least 60 days prior notice of a change to its policy of investing at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions and in senior secured floating rate debt instruments, and other instruments that have economic characteristics similar to such securities.
Principal Investment Strategies
The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans and other senior secured floating rate debt instruments, and in other instruments that have economic characteristics similar to such instruments. A senior secured loan is considered “senior” because, in the event of the borrower’s bankruptcy, the holder of the instrument is paid before all other parties. A senior secured loan is “secured” because the loan is collateralized with assets that can be sold to repay the holder if necessary. Even though senior debtholders are in line to be repaid first, they will not necessarily receive the full amount they are owed. “Floating rate” instruments reset their interest rate periodically over a base rate, with rates tied to a representative interest rate index, typically 1-month or 3-month LIBOR.
The Fund’s strategy has a duration of approximately 90 days and, as a result, a one percent increase in interest rates would have a minimal direct effect on the prices of the Fund’s holdings. Duration measures a bond’s or portfolio’s sensitivity to interest rate changes and is expressed as a measure of time. The longer the duration is, the greater the risk. For example, if a portfolio has a duration of 5 years, a 1% increase in interest rates could be expected to result in a 5% decrease in the value of the portfolio. Shorter duration results in lower expected volatility.
Floating rate loans are made to or issued by companies (borrowers), which may include U.S. and non-U.S. companies, and bear interest at a floating rate that resets periodically. The interest rates on floating rate loans are generally based on a percentage above LIBOR, a designated U.S. bank’s prime or base rate, or the overnight federal funds rate. Prime based and federal funds rate loans reset periodically when the prime or federal funds rate resets. LIBOR loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.
Floating rate loans are generally purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan. An assignment is a transfer of debt, and all the rights and obligations associated with it, from a creditor to a third-party, in order to improve the creditor’s liquidity and/or to reduce its risk exposure. A participation permits investors to buy portions of an outstanding loan or package of loans, and holders participate, on a pro rata basis, in collecting interest and principal payments.
The Fund may, but currently does not, use leverage, which is the use of borrowed capital for investment purposes with the expectation that the profits made will be greater than the interest payable, in an effort to maximize its return through borrowing, generally from banks. The Fund may borrow in an amount of up to 33.33% of the Fund’s total assets after such borrowing.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Pretium Credit Management, LLC to be of comparable quality at the time of purchase.
The Fund will only invest in loans or securities that are U.S. dollar denominated or otherwise provide for payment in U.S. dollars. The Fund may also invest in defaulted or distressed loans and loans to bankrupt companies.
The Fund may also invest up to 15% of its net assets in collateralized loan obligations, which are debt instruments backed solely by a pool of other debt securities. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid, although the Fund may invest no more than 15% of its net assets in illiquid securities. The Fund will maintain a cash balance and has established a line of credit to meet shareholder redemptions and short-term liquidity needs.
The Fund invests in loans and debt securities as determined by Sub-Adviser. The Sub-Adviser performs its own independent credit analysis on each borrower and on the collateral securing each loan. The Sub-Adviser considers the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.
The Sub-Adviser constructs the investment portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers. In constructing the portfolio, the Sub-Adviser analyzes each company to determine the company’s earnings potential and other factors indicating the sustainability of earnings growth.

A number of factors are considered when making the decision to either buy or sell loans and securities. These include macroeconomic factors such as the relative health of the high yield capital markets; company specific performance such as earnings trends, margins and growth; industry characteristics such as regulatory trends and the competitive landscape; and technical considerations such as the supply and demand for various investments. The purchase or sale of loans and securities may be related to a decision to alter the Fund’s macro risk exposure, a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
In anticipation of or in response to market, economic, political, or other conditions, the Sub-Adviser may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.
The Fund’s investments in the types of securities described in this prospectus may vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus. For more information, see “Description of the Fund and Its Investments and Risks” in the Fund’s SAI.
Related Risks
Investors in the Fund may lose money. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency. There are risks associated with the types of securities in which the Fund invests. These risks include:
Bank Loans and Senior Loan Risks
Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Bank loans and senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other loans or securities that may pay lower interest rates. Senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
Borrowing and Leverage Risk
Borrowing money to buy securities exposes the Fund to leverage, because the Fund can achieve a return on a capital base larger than the assets that shareholders have contributed to the Fund. Borrowing may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so. In addition, borrowing will cause the Fund to incur interest expenses and other fees which will reduce the Fund’s returns if such costs exceed the returns on the securities purchased or retained with such borrowings.
CLO Risk
A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults.
For a CLO, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Counterparty Risk
Some of the markets in which the Fund may effect transactions are “over-the-counter” or “interdealer” markets. The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss.
Credit Risk
The strategies utilized by the Sub-Adviser require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. An issuer may default on the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade.
Defaulted Debt Securities Risk
Investing in defaulted debt securities is speculative and involves substantial risks. Certain of the issuers of securities may be involved in bankruptcy or other reorganization proceedings. Although such investments may result in significant returns to the Fund, they involve a substantial degree of risk. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. Accordingly, a bankruptcy court may approve actions that are contrary to the interests of the Fund. Such investments can result in a total loss of principal. The Fund generally will not receive interest payments on defaulted debt securities, and there is a substantial risk that principal will not be repaid. The Fund’s investment in defaulted debt securities may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal of or interest on the securities. In any reorganization or liquidation proceeding relating to defaulted debt, the Fund may lose its entire investment in such securities or may be required to accept cash or securities with a value lower than the fund's original investment. Defaulted debt securities and any securities received in exchange for defaulted debt securities may be subject to restrictions on resale.
Floating Rate Securities Risk
The interest rates payable on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as LIBOR. Additionally, such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. Floating rate securities are less effective at locking in a particular yield and are subject to credit risk.
Foreign Securities Risk
Foreign securities and dollar denominated securities of foreign issuers involve special risks such as economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Foreign securities also involve risks such as currency fluctuations and delays in enforcement of rights.
The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.
In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.
High Yield Securities Risk
The Fund expects to invest in high-yield or junk bond securities. Such securities are generally not exchange traded and, as a result, these instruments trade in a smaller secondary market than exchange-traded bonds. In addition, the Fund may invest in debt instruments of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. High-yield securities that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments.
Illiquid Investment Risk
Illiquid assets held by the Fund may be difficult to sell particularly during times of market turmoil. Illiquid assets may also be difficult to value. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s Net Asset Value (“NAV’) and remaining Fund shareholders. The Fund may lose money if it is forced to sell certain investments to meet redemption requests or other cash needs.
Inflation Risk
The current historically low interest rate environment may change, potentially exposing fixed income markets to heightened volatility and reduced liquidity. Decreases in fixed income market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity. This in turn could lead to higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns. An imbalance in supply and demand in the fixed-income market may result in valuation uncertainties and heightened price volatility, reduced liquidity, widening credit spreads and a lack of price transparency in the market. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.
Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to changes in interest rates. When interest rates rise, the prices of most fixed income securities go down. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates than fixed income securities with shorter duration. The current historically low interest rate environment may change, potentially exposing fixed income markets to heightened volatility and reduced liquidity. Decreases in fixed income market-making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity. This in turn could lead to higher than normal shareholder redemptions which could potentially increase portfolio turnover and the Fund’s transaction costs and potentially lower the Fund’s performance returns.
Investment Risk
The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.
Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the price of the issuer's securities to fall.
LIBOR Transition Risk
LIBOR is expected to be phased out by the end of 2021. While the effect of the transition cannot yet be determined, moving to a new benchmark may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. Multiple financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting that could affect the functioning, liquidity and value of instruments that reference LIBOR.
There are multiple alternative reference rates emerging, but the preferred rate, methodology and jurisdiction is in transition. A group of large U.S. banks working with the Federal Reserve announced its selection of a new Secured Overnight Funding Rate (“SOFR”) as an appropriate replacement for LIBOR. SOFR is intended to be a broad measure of secured overnight U.S. Treasury repo rates. Alternatives for other market include the Sterling Overnight Interbank Average Rate (“SONIA”) in the United Kingdom.
Loan Interests Risk
The Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (i.e., more than seven days after the sale), which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles. The Fund, therefore, may be forced to sell other assets at a loss to pay redemption proceeds. To assist with cash management and liquidity, the Fund will maintain a cash balance and is seeking to establish a line of credit facility. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. In addition, loans may not be considered securities and, therefore, the Fund may not have the protections of the federal securities laws with respect to its holdings in such loans.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund’s pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.
Manager Risk
The Fund is an actively managed portfolio. The Sub-Adviser’s practices and investment strategies may not work to produce the desired results. The skill of the Sub-Adviser will play a significant role in the Fund’s ability to achieve its investment objective. The Fund’s ability to achieve its investment objective depends on the ability of the Sub-Adviser to correctly identify economic trends, especially with regard to accurately forecasting inflationary and deflationary periods.
Market Risk
Market risks, including political, regulatory, market and, economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The Fund is subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the Fund’s fixed-income investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause a fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.
Regulatory Risk
The Fund may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.
Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Adviser may not accurately evaluate the security's comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the Sub-Adviser’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.
DISCLOSURE OF PORTFOLIO HOLDINGS
A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund's SAI and on the Fund's website at www.zcmfunds.com.
MANAGEMENT OF THE FUND

Investment Adviser
The Fund’s investment adviser, Ziegler Capital Management, LLC, headquarters are located at 70 West Madison Street, 24 th Floor, Chicago, Illinois 60602-4109 and has additional offices in Milwaukee, Wisconsin, Saint Louis, Missouri, San Francisco, California and New York, New York. The Adviser is an SEC-registered investment advisory firm formed in 1991. As of October 31, 2019, the Adviser had assets under management of approximately $12.4 billion.
The Adviser is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objective and policies. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its advisory agreement. For its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 0.65% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2019, the Adviser received an aggregate fee of 0.32% of average net assets, after fee waivers. A discussion regarding the basis of the Trust’s Board approval of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal period ended September 30, 2019.
Sub-Adviser
The Adviser has entered into the Sub-Advisory Agreement with Pretium Credit Management, LLC, located at c/o Pretium Partners, LLC, 810 Seventh Avenue, 24 th Floor, New York, New York 10019 and the Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Fund. The Sub-Adviser is an SEC-registered investment advisory firm formed in 2011. As of October 31, 2019, the Sub-Adviser had assets under management of approximately $2.7 billion.
The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board. The Sub-Adviser is responsible, subject to the oversight of the Adviser and the Board, for the purchase, retention and sale of securities in the Fund’s investment portfolio.
A discussion regarding the basis for the Board’s approval of the Sub-Adviser’s investment advisory agreement is available in the Fund’s annual report to shareholders for the reporting period ended September 30, 2019.
Portfolio Managers
Scott Roberts, Senior Portfolio Manager, and George Marshman, Senior Portfolio Manager, have been the Fund's portfolio managers since inception. Roberta Goss and Gil Tollinchi, Portfolio Managers, have been the Fund's portfolio managers since September 2019 and July 2019, respectively.
Mr. Roberts is Senior Portfolio Manager for the Fund and the President and CEO of Ziegler Capital Management, LLC. Mr. Roberts joined the adviser in January 2009. Prior to joining the firm, he was President and Chief Investment Officer of Deerfield Capital Management and responsible for all investment management, marketing, and operational activities of the firm. Mr. Roberts oversaw the growth of assets under management at Deerfield from less than $400 million in 2000 to over $15 billion at the end of 2007. Mr. Roberts served as Chairman of the Investment Committee of Deerfield Triarc Capital Corp, an externally managed Mortgage Securities REIT, from the company’s initial private offering in 2004 through 2006. Prior to joining Deerfield Capital, Mr. Roberts was the Chief Investment Officer at several Zurich Insurance Company subsidiaries including Scudder Kemper Investments, Zurich Investment Management and CentreRe. Prior to Zurich, Mr. Roberts was the Director of Fixed Income for Loomis Sayles in Milwaukee and a Senior Vice President and Portfolio Manager for Putnam Investments in Boston. Mr. Roberts was formerly on the Board of Directors of Marquette University, Divine Savior Holy Angels High School, Catholic Charities of Chicago, and Marquette University High School. He has served on the Board of Directors of several of the firms with which he has worked, including Centre Cat, Centre Investment Services, Zurich Investment Management, Liberty Hampshire and Deerfield Capital. Mr. Roberts received an M.B.A. in Finance and Investments from the Applied Security Analysis Program at the University of Wisconsin at Madison, and a B.S. in Accounting and Finance from Marquette University.

Mr. Marshman is a Senior Portfolio Manager for the Fund, and Co-Head of the Bank Loan and CLO Platform at Pretium, where he is responsible for building and leading the Firm’s Crown Point CLO business, as well as managing investments across the Firm’s other corporate credit portfolios. Mr. Marshman joined Pretium in 2017 as part of the acquisition of Valcour Capital Management where he was a co-founder and Managing Partner. Prior to Valcour, Mr. Marshman was co-founder and Chief Investment Officer for Aladdin Capital Management LLC where he was responsible for portfolio management of over $4 billion in bank loan securitizations and over $1 billion in other structured product assets. He was previously a Vice President and corporate bond trader at Donaldson, Lufkin & Jenrette. Prior to that, he was a Vice President at Lehman Brothers. Mr. Marshman began his career at Orion Consultants. Mr. Marshman is a member of Pretium’s Executive Committee. He received his BA from Yale University.
Ms. Goss is a Portfolio Manager for the Fund, and Co-Head of the Bank Loan and CLO Platform at Pretium, where she is responsible for building and leading the Firm’s Crown Point CLO business, as well as managing investments across the Firm’s other corporate credit portfolios. Ms. Goss joined Pretium in 2019 and has over thirty years-experience managing high yield, leveraged loan and CLO investments.  She joined Pretium from DFG Investment Advisers where she ran their $4 billion CLO platform.  Ms. Goss spent 14 years at Goldman Sachs, most recently as the co-head of the high yield and bank loan business for Goldman Sachs Asset Management.  Earlier in her career she worked on a proprietary desk in London managing high yield and leveraged loan investments for Saudi International Bank (an affiliate of JP Morgan). Ms. Goss is a member of Pretium’s Executive Committee.  She received a BComm from Mount Allison University.
Mr. Tollinchi is a Portfolio Manager for the Fund, and a Portfolio Manager at Pretium. Mr. Tollinichi joined Pretium from Nomura Securities, where he served as a Managing Director. Previously, he was Head of Business Development for the broadly syndicated loan business at Golub Capital. Prior to joining Golub, he was a Managing Director at Crescent Capital Group and its predecessor, TCW Group from 2006 to 2017. At Crescent, he helped build and manage the bank loan business and was the Head of Trading. He was also the chair of Crescent’s capital markets Valuation and Trading and Brokerage committees. Mr. Tollinchi began his career at The Bank of New York, where he completed his credit training and helped launch the bank’s loan asset management business. Mr. Tollinchi earned a BBA in International Business from Iona College and an MBA from the University of Wisconsin-Madison, where he was awarded a fellowship.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of securities in the Fund.
SHAREHOLDER INFORMATION
Pricing of Fund Shares
Shares of the Fund are sold at NAV per share, plus any applicable sales charge per share, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests plus any applicable sales charge per share. The NAV is the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/ # of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that in the judgment of the Adviser to the Fund does not represent the security’s fair value) or when, in the judgment of the Adviser, events have rendered the market value unreliable, a security or other asset is valued at its fair value as determined under procedures approved by the Board. Valuing securities at fair value is intended to ensure that the Fund is accurately priced and involves reliance on judgment. Fair value determinations are made in good faith in accordance with the procedures adopted by the Board. The Board will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV per share in advance of the time the NAV per share is calculated. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
How to Buy Shares

	Class A	Class C	Institutional Class
Regular Accounts
Minimum Initial Investment	$1,000	$1,000	$1,000,000
Minimum Subsequent Investment	$100	$100	No Minimum
Individual Retirement Accounts
Minimum Initial Investment	$250	$250	Not Available
Minimum Subsequent Investment	$100	$100	Not Available

The Fund’s minimum investment requirements may be waived from time to time by the Adviser, and for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Adviser and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Adviser and its affiliates;

•
current employees of U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (the “Transfer Agent”), broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Adviser and the immediate family members of any of them;

•	existing clients of the Adviser, their employees and immediate family members of such employees;

•
registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with Quasar Distributors, LLC (“Quasar” or the “Distributor”), the Fund’s distributor; and

•	qualified broker-dealers who have entered into an agreement with the Fund’s Distributor.
You may purchase shares of the Fund by check, by wire transfer, via electronic funds transfer through the Automated Clearing House (“ACH”) network through an authorized bank or through one or more brokers authorized by the Fund to receive purchase orders. If you have any questions or need further information about how to purchase shares of the Fund, you may call a customer service representative of the Fund toll-free at 833-777-1533. The Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Adviser’s opinion, it is so large that it would disrupt the management of the Fund. Orders may also be rejected from persons believed by the Fund to be “market timers.” In such rare occasions that the Fund were to reject a purchase order, notification would likely occur no later than the next business day after receipt of the transaction.
All checks must be in U.S. dollars drawn on a domestic U.S. bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.
To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. If your payment is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. You may also be responsible for any loss sustained by the Fund.
All purchase requests must be received in “good order” which generally means that your purchase request includes the name of the Fund and share class; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at 833-777-1533 if you need additional assistance when completing your account application.
If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account application will be rejected or the investor will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.
Shares of the Fund have not been registered for sale outside of the United States. The Adviser generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. The Fund reserves the right to refuse purchases from shareholders who must file a Form W-8.
Choosing a Class of Shares to Buy
Individual investors can generally invest in Class A and Class C shares. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – Eligible Investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.
When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes
When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Institutional Class shares, you should be aware that Institutional Class shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.
Each class of shares is authorized to pay fees for recordkeeping services to Financial Intermediaries (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
You may buy shares:

•
Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund (each called a “Financial Intermediary”).

•	Directly from the Fund
Your Financial Intermediary may provide shareholder services that differ from the services provided by other Financial Intermediaries. Services provided by your Financial Intermediary may vary by class. You should ask your Financial Intermediary to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Financial Intermediary may receive different compensation depending on the share class in which you invest. Your Financial Intermediary may not offer all classes of shares. You should contact your Financial Intermediary for further information.
More information about the Fund’s classes of shares is available in the Fund’s SAI. You will find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that may apply to the redemption of Class A and Class C shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

Comparing the Fund’s Classes
The following table compares key features of the Fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you choose a class that may be appropriate for you. Your Financial Intermediary may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and service fees
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced for purchases of at least $100,000 and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Purchases of $1,000,000 or more will be rejected	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00%
Institutional Class	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes	None	None	None
Sales Charges
You can find information about sales loads and breakpoints below, on the Fund’s website at www.zcmfunds.com and in the SAI, which is also available on the website free of charge.

Class A Shares
If you purchase Class A shares of the Fund, you will pay the offering price, which is the NAV next determined after your order is received plus a front-end sales charge (shown in percentages below), depending on the amount of your investment. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.
The table below shows the rate of sales charge you pay, depending on the amount of your investment. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy Class A shares from a Financial Intermediary. Such Financial Intermediaries will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. Financial Intermediaries will receive a Rule 12b-1 distribution and service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $100,000	4.25	4.44	4.25
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	0	0	1.00
$5 million but less than $15 million[1]	0	0	0.50
$15 million or more[1]	0	0	0.25
1 A Financial Intermediary may be paid a commission of up to 1.00% on Fund purchases of $1 million or more. Starting in the thirteenth month after purchase, the annual 12b-1 distribution and service fee of up to 0.25% will be paid to the Financial Intermediary. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.

Investments of $1,000,000 or More
You do not pay a front-end sales charge when make a purchase of $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.
Qualifying for a Reduced Class A Sales Charge
There are several ways you can combine multiple purchases of Class A shares of the Fund to take advantage of the reductions in sales charges that may be available to you when you purchase Fund shares. You must inform your Financial Intermediary or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•
Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with Class A shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.

If you hold Fund shares in accounts at two or more Financial Intermediaries, please contact your Financial Intermediaries to determine which shares may be combined.
Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

•
Letter of Intent (“LOI”) – By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.25% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the financial intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.

•
Reinstatement Privileges – If you sell (redeem) Class A shares of the Fund and withdraw your money from the Fund, you may reinstate into the same account, within 60 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 833-777-1533, for additional information. You must identify and provide information to the Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its Transfer Agent, and financial intermediaries will not be responsible for providing this information.

Waivers for Certain Class A Investors
Class A initial sales charges are waived for certain types of investors, including:

•	Current employees of Financial Intermediaries

•	Those who qualify for the Reinstatement Privilege as discussed above

•	Directors and officers of any fund sponsored by the Adviser

•	Current employees of the Adviser and its subsidiaries

•	Current and retired Board members

•	Investors investing through eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform
If you qualify for a waiver of the Class A initial sales charge, you must notify your Financial Intermediary or the Fund at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver. If you want to learn about additional waivers of Class A initial sales charges, contact your Financial Intermediary or consult the SAI.
Advisory Fee Programs for Class A shares

Class A shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares, qualify for a waiver of the Class A initial sales charge and do not require a minimum initial investment.
Class C Shares
Class C shares may be purchased only through Financial Intermediaries. You buy Class C shares at net asset value with no front-end sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
Financial Intermediaries selling Class C shares are paid a commission of up to 1.00% of the purchase price of the Class C shares they sell. Financial Intermediaries will receive Rule 12b-1 distribution and service fee payments on Class C shares at an annual rate of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them following the first year of purchase. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
Purchases of $1 million or more of Class C shares will be rejected. Your financial intermediary is responsible for placing individual purchases of $1 million or more into Class I or Class A shares of the Fund.
Reinstatement Privileges – If you sell (redeem) Class C shares of the Fund and withdraw your money from the Fund, you may reinstate into the same account, within 60 days of the date of your redemption. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. Contact your financial intermediary, or for direct shareholders, call the Transfer Agent at 833-777-1533, for additional information. You must identify and provide information to the Fund or your financial intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its Transfer Agent, and financial intermediaries will not be responsible for providing this information.
Institutional Class Shares
You buy Institutional Class shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Institutional Class shares are not subject to any distribution and service fees.
More about Contingent Deferred Sales Charges
The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.
In addition, you do not pay a contingent deferred sales charge:

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of the Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please see “Reinstatement Privileges” section above.
The Adviser receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.
Contingent Deferred Sales Charge Waivers
The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from eligible Retirement Plans as defined under “Retirement and Institutional Investors – Eligible Investors”, “Retirement Plans” section below

•	For Retirement Plans with omnibus accounts held on the books of the Fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder
If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or consult the SAI.
Retirement and Institutional Investors — Eligible Investors
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C and Institutional Class shares.
Investors who rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold and purchase shares of the Fund to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The financial intermediary may impose certain additional requirements. Please contact your Service Agent for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
“Other Retirement Plans” do not include arrangements whereby an investor would rollover Fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”
Other Retirement Plan investors can generally invest in Class A, Class C and Institutional Class shares. Individual retirement vehicles may also choose between these share classes.
Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through financial intermediaries that (1) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (2) have entered into an agreement with the Fund to offer Class A or Institutional Class shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A or Institutional Class shares. Class A and Class C shares of the Fund may convert to Institutional Class shares by participants in the Eligible Investment Programs.
Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
Institutional Investors may invest in Institutional Class shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.
Purchasing Shares by Mail
Please complete the account application and mail it with your check, payable to the Ziegler Senior Floating Rate Fund to the Transfer Agent at the following address:

Regular Mail
Ziegler Senior Floating Rate Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
You may not send an account application via overnight delivery to a United States Postal Service post office box. If you wish to use an overnight delivery service, send your account application and check to the Transfer Agent at the following address:

Overnight Express Mail
Ziegler Senior Floating Rate Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.

Purchasing Shares by Telephone
If you accepted telephone options on your account application or by subsequent arrangement in writing with the Fund and your account has been open for at least seven business days, you may purchase additional shares by calling the Fund toll-free at 833-777-1533. You may not make your initial purchase of the Fund shares by telephone. Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a telephone purchase. Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions. If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the appropriate share price next calculated. For security reasons, requests by telephone may be recorded. Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

Purchasing Shares by Wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 833‑777‑1533 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:
U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
Further Credit: Ziegler Senior Floating Rate Fund
Shareholder Registration
Shareholder Account Number
If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 833-777-1533. Your bank may charge you a fee for sending a wire payment to the Fund.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. Neither the Fund nor U.S. Bank N.A. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases of Class A and Class C shares at regular intervals through the Automatic Investment Plan (“AIP”). AIP is not available for Institutional Class shares. The AIP provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the AIP, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 833-777-1533 if you have questions about the Plan. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five calendar days prior to the automatic investment date.
Retirement Accounts
The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 833-777-1533 for information on:

•	Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs.
There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. Direct shareholder accounts may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by other institutions may vary.

Purchasing and Selling Shares through a Broker
You may buy and sell shares of the Fund through certain brokers and financial intermediaries (and their agents) (collectively, the “Broker”) that have made arrangements with the Fund to sell its shares. When you place your order with a Broker, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next applicable price calculated by the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker’s designee receives the order. The Broker holds your shares in an omnibus account in the Broker’s name, and the Broker maintains your individual ownership records. The Adviser may pay the Broker for maintaining these records as well as providing other shareholder services. The Broker may charge you a fee for handling your order. The Broker is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.
How to Sell Shares
You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund or through your financial intermediary.
In Writing
You may redeem your shares by simply sending a written request to the Transfer Agent. You should provide your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration and include a signature guarantee(s), if necessary. If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding. You should send your redemption request to:

Regular Mail	Overnight Express Mail
Ziegler Senior Floating Rate Fund	Ziegler Senior Floating Rate Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701	Milwaukee, Wisconsin 53202

NOTE:
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent's premises.

By Telephone
If you accepted telephone options on your account application, you may redeem all or some of your shares, up to $50,000 by calling the Transfer Agent at 833-777-1533 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern Time. The Fund typically expects to send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close. Redemption proceeds will be sent to the address that appears on the Transfer Agent’s records or via ACH to a previously established bank account. If you request, redemption proceeds will be wired on the next business day to your designated bank account. A wire fee of $15 will be deducted from your redemption proceeds for complete redemptions and any redemption to redeem a specific number of shares. In the case of a partial redemption, the fee will be deducted from the remaining account balance. Telephone redemptions cannot be made if you notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 833‑777-1533 for instructions.
Shares held in IRA or other retirement accounts may be redeemed by telephone at 833-777-1533. Investors will be asked whether or not to withhold taxes from any distribution.

You may encounter higher than usual call wait times during periods of high market activity. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).
Payment of Redemption Proceeds
The Fund typically expects to send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Class A shares and Class C shares redemption proceeds are net of any CDSC fees.
Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule pre-determined redemptions of a portion of your Class A and Class C shares. SWP is not available for Institutional Class shares. To qualify, you must own shares with a value of at least $100,000 and each automatic redemption must be at least $500. Redemptions may be made monthly, quarterly or annually. If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.
The SWP may be terminated or modified by you or the Fund at any time without charge or penalty. Termination and modification of your SWP should be provided to the Transfer Agent five calendar days prior to the next withdrawal. A withdrawal under the SWP involves a redemption of shares of the Fund, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.
Signature Guarantees
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A notary public is not an acceptable signature guarantor.
A signature guarantee from either a Medallion program member or a non-Medallion program member is required in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; and

•	For all redemptions in excess of $50,000 from any shareholder account, including IRAs.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Other Information about Redemptions
The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 calendar days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.
DIVIDENDS AND DISTRIBUTIONS
The Fund will generally make distributions of dividends from any net investment income daily and capital gains annually. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it necessary for federal income tax purposes or otherwise desirable at any other time of the year.
All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gains in cash; or (3) receive all distributions in cash.
If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at least 5 days prior to the payment date for the distribution.
TOOLS TO COMBAT FREQUENT TRANSACTIONS
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Shareholders in the Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is an exchange or redemption out of the Fund followed by an exchange or purchase back into the same Fund. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
Monitoring Trading Practices
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund’s Distributor, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.

The Fund employs fair value pricing selectively, as discussed above under Pricing of Fund Shares, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
Redemption Fees
The Fund charges a 1.00% redemption fee on the redemption of Class A shares held for 60 days or less. This fee (which is paid into the Fund) is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders. Redemption fees will not apply to shares acquired through the reinvestment of dividends. Although the Fund has the goal of applying the redemption fee to most redemptions, the redemption fee may not be assessed in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.
TAX CONSEQUENCES
Below the Fund has summarized some important tax issues that affect the Fund and its shareholders. The summary is based on current tax law, which may be changed by legislative, judicial or administrative action.
The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.
The Fund will generally make distributions of dividends from any net investment income daily and capital gains annually. Dividends of net investment income and distributions from the Fund’s net short-term capital gains are taxable to you as ordinary income or, in some cases, as qualified dividend income. Distributions from the Fund’s net capital gain (the excess of its net long-term capital gains over its net short-term capital losses) are generally taxable to non-corporate shareholders at rates of up to 20%, regardless of how long the shareholders held their respective shares in the Fund. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at rates of up to 20% if requirements, including holding period requirements, are satisfied. In general, the Fund may report its dividends as qualified dividend income to the extent derived from dividends paid to the Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations. Because the Fund’s income is derived primarily from interest rather than dividends, it is generally not expected that its distributions will be eligible for the corporate dividends-received deduction or as qualified dividend income (eligible for reduced tax rates).
A Medicare contribution tax of 3.8% applies to all or a portion of net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of Fund shares.
Any dividend or capital gain distribution paid by the Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or capital gain distribution. You should note that a dividend or capital gain distribution paid on shares purchased shortly before that dividend or capital gain distribution was declared will be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital to you. This is known as “buying a dividend” and should be avoided by taxable investors.
Although distributions are generally taxable when received, certain distributions declared in October, November, or December to shareholders of record on a specified date in such a month but paid the following January are taxable as if received in December of the year in which the dividend is declared.
The Fund will send you a report annually summarizing the amount and tax aspects of your distributions. The Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund calculates the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis is first-in, first-out (“FIFO”). A shareholder may elect, on an account-by-account basis, to use a method other than FIFO by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the FIFO method had never been in effect for such account. Shareholders should consult their tax advisers concerning the tax consequences of applying the Fund’s default method or electing another method of basis calculation. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.
By law, the Fund must withhold as backup withholding a percentage of your taxable distributions and redemption proceeds if you (1) have provided the Fund either an incorrect tax identification number or no number at all, (2) are subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have not certified to the Fund that you are a U.S. person (including a U.S. resident alien). The backup withholding rate is 24% for taxable years beginning after December 31, 2017 and before January 1, 2026. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.
Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares 12 months or less, long term if you held the shares for longer. An exchange of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.
If you redeem your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction. The Internal Revenue Code of 1986, as amended, limits the deductibility of capital losses in certain circumstances.
To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consists of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making its investment decisions. If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on any dividends and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your own tax adviser concerning federal, state and local tax considerations of an investment in the Fund.
SHARE CLASS INFORMATION AND DISTRIBUTION ARRANGEMENTS
Description of Classes
The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares of the Fund. The Fund currently offers three classes of shares – Class A, Class C and Institutional Class. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Class A shares are charged a front-end sales charge of 4.25%, a CDSC of 1.00% and a redemption fee of 1.00%. Class A shares are also charged a 0.25% Rule 12b-1 distribution and service fee.

•	Class C shares are charged a CDSC of 1.00%. Class C shares are also charged a 1.00% Rule 12b‑1 distribution and service fee.

•
Institutional Class shares are not charged a front-end sales load, are not charged a CDSC and have no Rule 12b-1 distribution and service fee. The Institutional Class shares have a higher minimum initial investment than Class A shares and Class C shares.

Rule 12b‑1 Plan
The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Class A shares and Class C shares that allows the Fund to pay fees for the sale, distribution and servicing of the Class A shares and Class C shares. The plan provides for a distribution and servicing fee of up to 0.25% of the Class A shares average daily net assets and of up to 1.00% of the Class C shares average daily net assets. Because these fees are paid out over the life of the Fund’s Class A shares and Class C shares, over time, these fees (to the extent they are accrued and paid) will increase the cost of your investment and may cost you more than paying other types of sales charges.
The Fund has policies and procedures in place for the monitoring of payments to broker-dealers and other financial intermediaries for distribution-related activities and the following non-distribution activities: sub-transfer agent, administrative, and other shareholder servicing services.
Additional Payments to Dealers
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Distributor
Quasar Distributors, LLC, an affiliate of the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, is located at 777 E. Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.
Service Fees – Other Payments to Third Parties
In addition to Rule 12b-1 fees, the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide cash payments or non-cash compensation to financial intermediaries who sell shares of the Fund. Such payments and compensation would be in addition to Rule 12b‑1 and service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the

Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
ADDITIONAL INFORMATION
Inactive Accounts
The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
Fund Mailings
Statements and reports that the Fund sends to you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration);

•	Annual and semi-annual shareholder reports (every six months); and

•	Quarterly account statements.
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 833-777-1533 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
General Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;

•
Reject any purchase request for any reason. Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below $500 due to redemption activity. If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for more than seven calendar days after receiving a request under the circumstances described below; and

•	Reject any purchase or redemption request that does not contain all required documentation and is not in good order.
Before redeeming recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to redeem the Fund’s shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days for:

1.	any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;

2.
any period during which an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

3.	such other periods as the SEC may permit for the protection of the Fund’s shareholders.
If you accepted telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for the fiscal periods shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by BBD, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

Class A Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.
	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$26.01		$25.87	$25.78	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	1.35		1.22	1.08	0.32
Net realized and unrealized gain (loss) on investments	(0.78)		0.14	0.13	0.72
Total Gain from Investment Operations	0.57		1.36	1.21	1.04
LESS DISTRIBUTIONS:
From net investment income	(1.35)		(1.14)	(1.05)	(0.26)
From net realized gain on investments	(0.05)		(0.08)	(0.07)	—
Total Distributions	(1.40)		(1.22)	(1.12)	(0.26)
Redemption fee proceeds (1)	0.00	(2)	—	—	—
Net Asset Value, End of Period	$25.18		$26.01	$25.87	$25.78
Total Return (3)	2.27%		5.37%	4.80%	4.15%	(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,638		$8,563	$265	$132
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.31%		1.35%	1.64%	2.07%	(5)
After fees waived / reimbursed by the Adviser	0.99%		0.99%	0.99%	0.99%	(5)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	5.28%		4.69%	4.22%	2.55%	(5)
Portfolio turnover rate (6)	61%		35%	105%	23%	(4)

*	Inception date.

(1)	Computed using average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance reported does not reflect sales charges.

(4)	Not Annualized.

(5)	Annualized.

(6)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

Class C Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$25.96	$25.83	$25.75	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	1.16	1.01	0.90	0.35
Net realized and unrealized gain (loss) on investments	(0.78)	0.16	0.13	0.59
Total Gain from Investment Operations	0.38	1.17	1.03	0.94
LESS DISTRIBUTIONS:
From net investment income	(1.17)	(0.96)	(0.88)	(0.19)
From net realized gain on investments	(0.05)	(0.08)	(0.07)	—
Total Distributions	(1.22)	(1.04)	(0.95)	(0.19)
Net Asset Value, End of Period	$25.12	$25.96	$25.83	$25.75
Total Return (2)	1.52%	4.56%	4.06%	3.77%	(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$9,894	$2,665	$713	$62
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	2.07%	2.12%	2.39%	2.82%	(4)
After fees waived / reimbursed by the Adviser	1.74%	1.74%	1.74%	1.74%	(4)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	4.56%	3.88%	3.55%	2.74%	(4)
Portfolio turnover rate (5)	61%	35%	105%	23%	(3)

*	Inception date.

(1)	Computed using average shares method.

(2)	Performance reported does not reflect sales charges.

(3)	Not Annualized.

(4)	Annualized.

(5)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

Institutional Class Shares
Per Share Data for a Share Outstanding Throughout Each Period Presented.
	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Period April 1, 2016* Through September 30, 2016
Net Asset Value, Beginning of Period	$26.02	$25.88	$25.79	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	1.41	1.25	1.14	0.36
Net realized and unrealized gain (loss) on investments	(0.77)	0.17	0.14	0.71
Total Gain from Investment Operations	0.64	1.42	1.28	1.07
LESS DISTRIBUTIONS:
From net investment income	(1.42)	(1.20)	(1.12)	(0.28)
From net realized gain on investments	(0.05)	(0.08)	(0.07)	—
Total Distributions	(1.47)	(1.28)	(1.19)	(0.28)
Net Asset Value, End of Period	$25.19	$26.02	$25.88	$25.79
Total Return	2.56%	5.62%	5.06%	4.28%	(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$65,542	$80,262	$49,183	$35,740
Ratio of expenses to average net assets
Before fees waived / reimbursed by the Adviser	1.08%	1.17%	1.43%	1.85%	(3)
After fees waived / reimbursed by the Adviser	0.74%	0.74%	0.74%	0.74%	(3)
Ratio of net investment income to average net assets
After fees waived / reimbursed by the Adviser	5.52%	4.79%	4.43%	2.83%	(3)
Portfolio turnover rate (4)	61%	35%	105%	23%	(2)

*	Inception date.

(1)	Computed using average shares method.

(2)	Not Annualized.

(3)	Annualized.

(4)	Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PN-1

Investment Adviser
Ziegler Capital Management, LLC
70 West Madison Street, 24th Floor
Chicago, Illinois 60602-4109
Investment Sub-Adviser
Pretium Credit Management, LLC
c/o Pretium Partners, LLC
810 Seventh Avenue, Suite 2400
New York, New York 10019
Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202
Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

Ziegler Senior Floating Rate Fund
You can find more information about the Fund in the following documents:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”), when available, will provide the most recent financial reports and portfolio listings. The annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.
The SAI and the Shareholder Reports will be available free of charge on the Fund’s website at www.zcmfunds.com. You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund at 833-777-1533 or by writing to:
Ziegler Senior Floating Rate Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Reports and other information about the Fund are available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•	For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑21422.)